                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549





                                   FORM 8-K
                                Current Report


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report: January 9, 2003
                                       ---------------




                           CAPITAL ONE MASTER TRUST
                               CAPITAL ONE BANK
            (Exact name of registrant as specified in its charter)



           Virginia                        0-25762              54-1719855
-------------------------------          ------------      -------------------
(State or other jurisdiction of          (Commission          (IRS Employer
        incorporation)                   File Number)      Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia               23060
--------------------------------------------------             ----------
   (Address of principal executive offices)                    (Zip Code)


            (Registrant's telephone number, including area code):
                                (804) 967-1000



        (Former name or former address, if changed since last report):
                                Not Applicable

ITEM 5.           OTHER EVENTS

                  The December 2002 monthly Certificateholder's Statements to investors were distributed January 9, 2003.


ITEM 7 (c).       EXHIBITS

                  The following are filed as exhibits to this Report under
                  Exhibit 20:

                  1.  December PerformanceSummary

                  2.  Series 1996-3 Class A and Class B Certificateholder's
                          Statements for the month of December 2002

                  3.  Series 1998-1 Class A and Class B Certificateholder's
                         Statements for the month of December 2002

                  4.  Series 1998-4 Class A and Class B Certificateholder's
                           Statements for the month of December 2002

                  5.  Series 1999-1 Class A and Class B Certificateholder's
                           Statements for the month of December 2002

                  6.  Series 1999-3 Class A and Class B Certificateholder's
                           Statements for the month of December 2002

                  7. Series 2000-1 Class A and Class B Certificateholder's
                           Statements for the month of December 2002

                  8. Series 2000-2 Class A and Class B Certificateholder's
                           Statements for the month of December 2002

                  9. Series 2000-3 Class A and Class B Certificateholder's
                           Statements for the month of December 2002

                  10. Series 2000-4 Class A and Class B Certificateholder's
                           Statements for the month of December 2002

                  11. Series 2000-5 Class A and Class B Certificateholder's
                           Statements for the month of December 2002

                  12. Series 2001-1 Class A and Class B Certificateholder's
                           Statements for the month of December 2002

                  13. Series 2001-2 Class A and Class B Certificateholder's
                           Statements for the month of December 2002

                  14. Series 2001-3 Class A and Class B Certificateholder's
                           Statements for the month of December 2002

                  15. Series 2001-4 Class A and Class B Certificateholder's
                           Statements for the month of December 2002

                  16. Series 2001-5 Class A and Class B Certificateholder's
                           Statements for the month of December 2002

                  17. Series 2001-6 Class A and Class B Certificateholder's
                           Statements for the month of December 2002

                  18. Series 2001-7 Class A and Class B Certificateholder's
                           Statements for the month of December 2002

                  19. Series 2001-8 Class A and Class B Certificateholder's
                           Statements for the month of December 2002

                  20. Series 2002-1 Class A and Class B Certificateholder's
                           Statements for the month of December 2002

                  21. Series 2002-2 Class A and Class B Certificateholder's
                           Statements for the month of December 2002

                  22. Series 2002-3 Class A and Class B Certificateholder's
                           Statements for the month of December 2002

                  23. Series 2002-4 Class A and Class B Certificateholder's
                           Statements for the month of December 2002

                  24. Trust Excess Spread Analysis



                                  SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                    CAPITAL ONE MASTER TRUST

                                    By:    CAPITAL ONE BANK
                                           Servicer


                                    By:    /s/ Tom Feil
                                           -------------------------
                                            Tom Feil
                                            Director, Capital Markets
Date:  January 9, 2003

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549





                             -------------------







                                   EXHIBITS

                                      TO

                                   FORM 8-K








                           CAPITAL ONE MASTER TRUST
                               CAPITAL ONE BANK
            (Exact name of registrant as specified in its charter)

                              INDEX TO EXHIBITS

                                                                                      Sequentially
Exhibit                                                                               Numbered
Number                Exhibits                                                        Page
-------               --------                                                        ------------

  1                   December PerformanceSummary                                          07

  2                   Series 1996-3 Class A and Class B Certificate-
                      holder's Statements for the month of December 2002                   09

  3                   Series 1998-1 Class A and Class B Certificate-
                      holder's Statements for the month of December 2002                   11

  4                   Series 1998-4 Class A and Class B Certificate-
                      holder's Statements for the month of December 2002                   13

  5                   Series 1999-1 Class A and Class B Certificate-
                      holder's Statements for the month of December 2002                   15

  6                   Series 1999-3 Class A and Class B Certificate-
                      holder's Statements for the month of December 2002                   17

  7                   Series 2000-1 Class A and Class B Certificate-
                      holder's Statements for the month of December 2002                   19

  8                   Series 2000-2 Class A and Class B Certificate-
                      holder's Statements for the month of December 2002                   21

  9                   Series 2000-3 Class A and Class B Certificate-
                      holder's Statements for the month of December 2002                   23

  10                  Series 2000-4 Class A and Class B Certificate-
                      holder's Statements for the month of December 2002                   25

  11                  Series 2000-5 Class A and Class B Certificate-
                      holder's Statements for the month of December 2002                   27

  12                  Series 2001-1 Class A and Class B Certificate-
                      holder's Statements for the month of December 2002                   29

  13                  Series 2001-2 Class A and Class B Certificate-
                      holder's Statements for the month of December 2002                   31

  14                  Series 2001-3 Class A and Class B Certificate-
                      holder's Statements for the month of December 2002                   33

  15                  Series 2001-4 Class A and Class B Certificate-
                      holder's Statements for the month of December 2002                   35

  16                  Series 2001-5 Class A and Class B Certificate-
                      holder's Statements for the month of December 2002                   37

  17                  Series 2001-6 Class A and Class B Certificate-
                      holder's Statements for the month of December 2002                   39

  18                  Series 2001-7 Class A and Class B Certificate-
                      holder's Statements for the month of December 2002                   41

  19                  Series 2001-8 Class A and Class B Certificate-
                      holder's Statements for the month of December 2002                   43

  20                  Series 2002-1 Class A and Class B Certificate-
                      holder's Statements for the month of December 2002                   45

  21                  Series 2002-2 Class A and Class B Certificate-
                      holder's Statements for the month of December 2002                   47

  22                  Series 2002-3 Class A and Class B Certificate-
                      holder's Statements for the month of December 2002                   49

  23                  Series 2002-4 Class A and Class B Certificate-
                      holder's Statements for the month of December 2002                   51

  24                  Trust Excess Spread Analysis                                         53